VENTURE




ADVANTUS VENTURE FUND, INC.

SEMI-ANNUAL REPORT DATED JANUARY 31, 1999

[ADVANTUS -TM- FAMILY OF FUNDS]



EQUITY

ADVANTUS Venture Fund

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

SHAREHOLDER SERVICES                         17

Letter from the President                                                [PHOTO]

Dear Shareholders:

Throughout 1998, the global economy was steeped in volatility, uncertainty, and
- in some cases - utter chaos. Some of the bleak economic realities that permeated the global economy throughout most of the year brightened in the fourth quarter. The U.S. economy and markets remained strong despite periodic volatility and several out-of-the-ordinary events.

To hold the line against continued global economic ills, central banks based in the United States and Europe pumped tremendous liquidity into world markets. This strategy drove down interest rates and calmed some erratic world markets. Keep in mind that the problems did not disappear, but the swift and concerted efforts of the United States and several Western European countries and their central banks averted increasing global problems.

We believe the United States' economy remains very strong. The fourth quarter 1998 marked the longest period of economic expansion in our country's history, 28 quarters (as measured by positive GDP). Low inflation continues, as well. The Federal Reserve has been vigilant and deserves much credit for our country's excellent economic status. The Fed's proactive, accommodating stance has bolstered confidence in our economy to investors both here and abroad.

The year ending December 31, 1998 marked four years of double-digit returns in the major stock market indices. We finished 1998 with new highs in the large cap indices and with investment inflows returning to the market - all on the heels of a litany of serious issues, including presidential impeachment. The bond market was strong and delivered high single-digit returns for much of the year, but was fraught with volatility.

We see the long-term fundamentals for the U.S. stock and bond markets remaining positive. However, much of the world remains in economic and political tumult. In Asia, we believe a slow recovery is underway and will likely progress throughout 1999; the exception to recovery is Japan. On the European continent, the euro appears to have gotten off to a strong start. The euro will likely allow producers to sell efficiently across borders without the expense and burden of currency exchanges. In the U.S., we expect strong economic conditions to continue. Growth will likely slow, but it will likely continue, and we believe inflation will likely stay at a low level.

In the following pages, the Fund's manager will update you on how the economy and the market affected the Fund during this reporting period. The manager will discuss the Fund's performance and some strategies used to maximize performance.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view of investing, and we believe that you will derive the greatest benefit by doing so.

Thank you for investing with Advantus.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff, President
Advantus Funds

ADVANTUS Venture Fund

PERFORMANCE UPDATE

[PHOTO]

MARK HENNEMAN, CFA
PORTFOLIO MANAGER
The Advantus Venture Fund is
a mutual fund designed for
investors seeking long-term
accumulation of capital. The
Fund hopes to achieve its
objective by investing
primarily in value common
stocks issued by small
companies, defined in terms
of market capitalization.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

Performance

For the six months ended January 31, 1999, the Advantus Venture Fund returned the following for each class of shares currently offered:

CLASS A..........................  -10.03 PERCENT*
CLASS B..........................  -10.41 PERCENT*
CLASS C..........................  -10.40 PERCENT*

The Russell 2000 Value Index** returned -5.01 percent for the same reporting period.

Performance Analysis

Small company value stocks had a wild and largely unprofitable period. After posting reasonable returns through the first three months of the fiscal year (through October 1998), fears of an Asian economic meltdown and its effect on domestic companies continued to cause a steep correction. Since early October several important things happened that caused the market to recover: 1) the Fed cut interest rates further, which increased confidence on the part of investors that the United States would avoid a recession. 2) Asian and Latin American economies, while not out of the woods, appear to have stabilized. 3) Fund flows into domestic equity funds continues.

While the Fund's recovery started in October, its rebound fell short of showing positive returns for the six-month period ended January 31, 1999. As the market recovered, investors favored the largest capitalization companies because of their liquidity and perceived lower risk. The best performing sectors in the Fund were Consumer Staples and Transportation. Each of these sectors produced positive double-digit returns. The worst performing sectors were Energy, down more than 30 percent,* and Technology and Finance, each down more than 20 percent.*

Relative to the Russell 2000 Value Index,** the Fund's best performing sectors were Consumer Staples and Transportation. Finance was the worst-performing sector relative to the benchmark. The Fund was overexposed to companies with yield curve risk. As the yield curve flattened, these stocks performed poorly. This issue has since been corrected and relative performance of the Finance Sector has stabilized.

The Fund held several stocks that performed well. First Brands was acquired by Clorox Company and the stock performed well. Tropical Sportswear International produces high quality casual and dress men's apparel and provides major apparel retailers with comprehensive brand management programs. The company made a great acquisition of Savane International Corporation (formerly Farah, Inc.) for $98.5 million. Tropical Sportswear International has been able to leverage this acquisition very successfully, and has landed some significant new accounts. The stock was up 57 percent* in the six months ended January 31, 1999. The stock continues to be a core holding in the Fund, but has trimmed back several times during this reporting period.

A recent addition to the Fund was Robert Mondavi Corporation, which produces and sells premium table wines. In 1997 and early 1998, the company did a poor job of purchasing the grapes necessary to meet the strong demand for its product. Its relationship with the retail trade and its earnings suffered. We recognized early that the company had solved its problem and that its brand name recognition continued to be strong with customers despite recent problems. The stock appreciated 47 percent* since it was purchased in October.

Late in the reporting period, investors again became worried about earnings prospects for 1999 and also possibly about the Year 2000 issues. While the broad market continued to rally, small cap value stocks showed negative returns in January. We continue to monitor our holdings and feel comfortable that the companies we own are adequately addressing the Year 2000 issues. However, many of these companies indicate that it is difficult for them to assess the readiness of their suppliers and customers. There is a risk of some disruption in early 2000.

Outlook

Since becoming the portfolio manager on October 1, 1998, focusing on diversifying the portfolio to include more stocks was a priority for me. The Fund's holdings have increased from 50 stocks to more than 80 stocks. Since small companies tend to have limited product or geographic diversification, we added greater diversity, thus further limiting certain risks. We will continue to look for undervalued companies with stable to improving fundamentals. We will also maintain a diversified portfolio to protect against unforeseen macroeconomic events.

While Asia is by no means thriving, the economic problems appear to have stabilized, and the region's impact on domestic companies appears to be well quantified. We know more about President Clinton's problems than we would probably like, but the impeachment proceedings are at an end and not likely to affect the market going forward. On the positive side, the fed funds rate is 75 basis points lower than it was in the last report to you. This tends to be very positive for small stocks. Small stocks are inexpensive relative to the large stocks by virtually any measure. While it is impossible to predict when a rally will begin for the small stocks, it is likely that a rally could be very substantial because of the relative undervaluation of small stocks.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge.
**The Russell 2000 Value Index contains stock from the Russell 2000 with low price to book ratios. The Russell 2000 are the 2,000 smallest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.

TEN LARGEST STOCK HOLDINGS

                                                           MARKET     % OF STOCK
COMPANY                                        SHARES      VALUE       PORTFOLIO
--------------------------------------------  --------   ----------   -----------
Sierra Pacific Resources....................    22,600   $  836,200          2.5%
Tropical Sportswear International...........    21,500      728,312          2.2%
Swift Transportation Company................    19,700      657,488          2.0%
Peoples Heritage Financial Group, Inc.......    35,600      640,800          2.0%
Piedmont Natural Gas Company................    20,500      632,938          1.9%
International Multifoods Corporation........    26,200      632,075          1.9%
Wicor, Inc..................................    30,300      607,894          1.9%
Intermet Corporation........................    44,600      607,675          1.8%
Pacific Gulf Properties, Inc................    28,900      603,288          1.8%
WPS Resources Corporation...................    18,200      596,050          1.8%
                                                         ----------          ---
                                                         $6,542,720         19.8%
                                                         ----------          ---
                                                         ----------          ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                    4.2%
Health Care                           1.7%
Energy                                2.9%
Transportation                        3.9%
Basic Materials                       6.1%
Technology                            6.3%
Consumer Staples                      8.6%
Capital Goods                         8.9%
Utilities                            11.2%
Consumer Cyclical                    14.5%
Financial                            31.7%

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN THE ADVANTUS VENTURE FUND,
               RUSSELL 2000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following chart you can see how the total return for each of the three classes of shares of the Advantus Venture Fund compared to the Russell 2000 Value Index and the Consumer Price Index. The lines represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Venture Fund (January 31, 1997) through January 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AVERAGE ANNUAL TOTAL RETURN:
Class A:
                                                       One year     -14.85%
                                                Since inception
                                                      (1/31/97)       3.54%
Class B:
                                                       One year     -15.23%
                                                Since inception
                                                      (1/31/97)       3.79%
Class C:
                                                       One year     -10.66%
                                                Since inception
                                                      (1/31/97)       5.61%
(Thousands)
                                                        Class A     Class B    Class C   Russell 2000        CPI
                                                                                          Value Index
1/31/97                                                 $10,000     $10,000    $10,000        $10,000    $10,000
7/31/97                                                  10,944      11,533     11,533         11,790     10,075
7/31/98                                                  11,919      11,965     12,449         12,503     10,245
1/31/99                                                  10,724      11,123     11,155         11,876     10,326

The preceding chart is useful because it provides you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. The maximum initial sales charge for Class A shares was 5.0 percent prior to February 1, 1999. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS Venture Fund
Investments in Securities

JANUARY 31, 1999

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
COMMON STOCK (95.8%)
  BASIC MATERIALS (6.1%)
    Aluminum (.5%)
  20,000   Century Aluminum Company.........................     $     167,500
                                                              ----------------
    Chemicals (3.8%)
  25,400   A. Schulman, Inc.................................           441,325
  10,600   Minerals Technologies, Inc.......................           419,362
  23,300   Quest Diagnostic, Inc. (b).......................           441,244
                                                              ----------------
                                                                     1,301,931
                                                              ----------------
    Iron and Steel (.6%)
  12,600   Steel Dynamics, Inc. (b).........................           209,475
                                                              ----------------
    Paper and Forest (1.2%)
  27,000   Wausau-Mosinee Paper Corporation.................           426,937
                                                              ----------------
  CAPITAL GOODS (8.9%)
    Aerospace/Defense (.5%)
  10,500   BE Aerospace, Inc. (b)...........................           162,094
                                                              ----------------
    Electrical Equipment (1.1%)
  24,800   Watsco, Inc......................................           381,300
                                                              ----------------
    Machinery (1.3%)
   2,400   Tecumseh Products Company........................           107,250
  17,100   Westinghouse Air Brake Company...................           324,900
                                                              ----------------
                                                                       432,150
                                                              ----------------
    Manufacturing (2.2%)
  19,500   A.O. Smith Corporation...........................           468,000
  14,399   United Dominion Industries.......................           287,080
                                                              ----------------
                                                                       755,080
                                                              ----------------
    Metal Fabrication (3.8%)
  10,300   General Cable Corporation........................           194,412
  26,000   Gibraltar Steel Corporation (b)..................           546,000

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CAPITAL GOODS--CONTINUED

  23,000   Tower Automotive, Inc. (b).......................     $     580,750
                                                              ----------------
                                                                     1,321,162
                                                              ----------------
  CONSUMER CYCLICAL (14.5%)
    Auto (2.1%)
   3,300   Arvin Industries, Inc............................           130,556
  44,600   Intermet Corporation.............................           607,675
                                                              ----------------
                                                                       738,231
                                                              ----------------
    Building Materials (2.5%)
  24,800   D.R. Horton, Inc.................................           523,900
  11,700   Kaufman & Broad Home Corporation.................           329,794
                                                              ----------------
                                                                       853,694
                                                              ----------------
    Lodging-Hotel (1.1%)
  19,100   Meristar Hospitality Corporation.................           367,675
                                                              ----------------
    Publishing (1.2%)
  26,200   Journal Register Company (b).....................           399,550
                                                              ----------------
    Retail (4.2%)
  29,300   Just For Feet, Inc. (b)..........................           439,500
  13,700   Shopko Stores (b)................................           434,975
  17,500   Zale Corporation (b).............................           574,219
                                                              ----------------
                                                                     1,448,694
                                                              ----------------
    Textiles (3.4%)
   7,000   American Woodmark Corporation....................           265,125
   7,600   Pillowtex Corporation............................           166,725
  21,500   Tropical Sportswear International (b)............           728,312
                                                              ----------------
                                                                     1,160,162
                                                              ----------------
  CONSUMER STAPLES (8.6%)
    Beverage (2.4%)
   3,900   Adolph Coors Company.............................           249,844
  14,800   Robert Mondovi Corporation (b)...................           588,300
                                                              ----------------
                                                                       838,144
                                                              ----------------

              See accompanying notes to investments in securities.

                                                           ADVANTUS Venture Fund
                                           Investments in Securities - continued

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  CONSUMER STAPLES--CONTINUED
    Food (2.0%)
  25,500   Chiquita Brands International....................     $     251,812
  17,000   Earthgrains Company..............................           437,750
                                                              ----------------
                                                                       689,562
                                                              ----------------
    Food & Health (2.4%)
  26,200   International Multifoods Corporation.............           632,075
  12,500   Merket American Corporation (b)..................           179,687
                                                              ----------------
                                                                       811,762
                                                              ----------------
    Household Products (.7%)
   1,909   Clorox Company...................................           238,839
                                                              ----------------
    Restaurants (.8%)
  11,700   Bob Evans Farms..................................           272,025
                                                              ----------------
    Retail (.3%)
   2,500   Longs Drug Stores Corporation....................            95,781
                                                              ----------------
  ENERGY (2.9%)
    Oil & Gas (2.9%)
  15,300   Houston Exploration Company (b)..................           218,025
  27,500   Oceaneering International, Inc. (b)..............           264,687
   6,700   Seacor Smit, Inc. (b)............................           298,150
  20,500   Tesoro Petroleum Corporation (b).................           222,937
                                                              ----------------
                                                                     1,003,799
                                                              ----------------
  FINANCIAL (31.7%)
    Banks (8.0%)
  11,700   BankNorth Group, Inc.............................           349,537
  25,800   Commercial Federal Corporation...................           590,175
   8,300   Corus Bankshares, Inc............................           282,200
  14,300   HUBCO, Inc.......................................           462,962
  35,600   Peoples Heritage Financial Group, Inc............           640,800
  26,500   Republic Bancorp, Inc............................           316,344
   5,700   UST Corporation..................................           131,456
                                                              ----------------
                                                                     2,773,474
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  FINANCIAL--CONTINUED
    Finance-Diversified (2.9%)
  21,400   Avis Rent A Car, Inc. (b)........................     $     572,450
  32,700   Dollar Thrifty Automotive Group, Inc. (b)........           416,925
                                                              ----------------
                                                                       989,375
                                                              ----------------
    Insurance (6.4%)
  20,300   Amerin (b).......................................           471,975
  23,851   Amerus Life Holdings.............................           469,567
   7,600   Delphi Financial Group, Inc. (b).................           380,950
   7,800   LandAmerica Financial Group, Inc.................           389,513
   2,800   NAC Re Corporation...............................           136,850
  10,950   RLI Corporation..................................           365,456
                                                              ----------------
                                                                     2,214,311
                                                              ----------------
    Real Estate Investment Trust (12.7%)
  10,800   Apartment Investment & Management Company........           403,650
  14,400   Camden Property Trust............................           358,200
  15,500   First Industrial Realty Trust....................           398,156
  24,800   Glenborough Realty Trust, Inc....................           435,550
  15,248   Kilroy Realty....................................           332,597
  28,900   Pacific Gulf Properties, Inc.....................           603,288
  16,300   Pan Pacific Retail Properties....................           317,850
  14,000   Parkway Properties...............................           443,625
  19,000   Prentiss Properties Trust........................           402,563
  12,700   Reckson Associates Realty Corporation............           279,400
  12,400   Regency Realty Corporation.......................           264,275
  16,800   Sunstone Hotel Investors.........................           139,650
                                                              ----------------
                                                                     4,378,804
                                                              ----------------
    Savings and Loans (1.7%)
  45,552   Sovereign Bancorp, Inc...........................           577,941
                                                              ----------------

              See accompanying notes to investments in securities.

ADVANTUS Venture Fund
Investments in Securities - continued

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  HEALTH CARE (1.7%)
    Drugs (.2%)
   3,900   Roberts Pharmaceutical Corporation (b)...........     $      76,050
                                                              ----------------
    Medical Products/Supplies (1.5%)
  16,000   Conmed Corporation (b)...........................           524,000
                                                              ----------------
  TECHNOLOGY (6.3%)
  18,600   DII Group, Inc. (b)..............................           527,775
  11,100   GaSonics International Corporation (b)...........           135,975
  28,000   Infinium Software, Inc. (b)......................           150,500
  24,800   International Rectifier Corporation..............           248,000
  16,500   Learning Company, Inc. (b).......................           400,125
  14,900   Norstan, Inc. (b)................................           184,388
  17,200   SMART Modular Technologies, Inc. (b).............           352,600
   8,900   SpeedFam International, Inc. (b).................           185,788
                                                              ----------------
                                                                     2,185,151
                                                              ----------------
  TRANSPORTATION (3.9%)
    Airlines (.6%)
   7,600   Midwest Express Holdings (b).....................           221,350
                                                              ----------------

                                                                   MARKET
 SHARES                                                           VALUE(a)
--------                                                      ----------------
  TRANSPORTATION--CONTINUED
    Railroads (1.4%)
  29,000   U.S. Xpress Enterprises (b)......................     $     485,750
                                                              ----------------
    Transport Services (1.9%)
  19,700   Swift Transportation Company (b).................           657,488
                                                              ----------------
  UTILITIES (11.2%)
    Electric Companies (7.1%)
  13,200   Minnesota Power, Inc.............................           533,775
  17,800   Northwestern Corporation.........................           473,925
  22,600   Sierra Pacific Resources.........................           836,200
  18,200   WPS Resources Corporation........................           596,050
                                                              ----------------
                                                                     2,439,950
                                                              ----------------
    Natural Gas (4.1%)
   6,200   Atmos Energy Corporation.........................           184,838
  20,500   Piedmont Natural Gas Company.....................           632,938
  30,300   Wicor, Inc.......................................           607,894
                                                              ----------------
                                                                     1,425,670
                                                              ----------------
Total common stock (cost: $32,117,589)......................        33,024,861
                                                              ----------------

PRINCIPAL
----------
SHORT-TERM SECURITIES (2.3%)
 $ 811,078    Federated Prime Obligation Fund, current rate 4.920%...............        811,078
                                                                                    ------------
              Total short-term securities (cost: $811,078).......................        811,078
                                                                                    ------------
              Total investments in securities (cost: $32,928,667)(c).............   $ 33,835,939
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) At January 31, 1999 the cost of securities for federal income tax purposes was $32,990,812. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $ 3,653,911
Gross unrealized depreciation..........   (2,808,784)
                                         -----------
Net unrealized appreciation............  $   845,127
                                         -----------
                                         -----------

                                                           ADVANTUS Venture Fund
                                             Statement of Assets and Liabilities
                                                                JANUARY 31, 1999
                                                                     (UNAUDITED)

                                                 ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $32,928,667)............................................................  $ 33,835,939
Cash in bank on demand deposit.............................................................             5
Receivable for Fund shares sold............................................................        11,679
Receivable for investment securities sold..................................................     1,311,400
Accrued interest receivable................................................................         2,678
Dividends receivable.......................................................................        27,464
Organizational costs (note 5)..............................................................        53,677
                                                                                             ------------
    Total assets...........................................................................    35,242,842
                                                                                             ------------
                                               LIABILITIES
Payable for investment securities purchased................................................       497,572
Payable for Fund shares redeemed...........................................................        91,794
Payable to Adviser.........................................................................       144,612
Other payables.............................................................................        21,303
                                                                                             ------------
    Total liabilities......................................................................       755,281
                                                                                             ------------
Net assets applicable to outstanding capital stock.........................................  $ 34,487,561
                                                                                             ------------
                                                                                             ------------
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2 billion shares, Class B - 2 billion shares, Class C - 2 billion shares and 4 billion shares unallocated) of $.01 par
   value (note 1)..........................................................................  $     32,705
  Additional paid-in capital...............................................................    34,093,511
  Undistributed net investment income......................................................         6,727
  Accumulated net realized losses from investments.........................................      (552,654)
  Unrealized appreciation on investments...................................................       907,272
                                                                                             ------------
    Total - representing net assets applicable to outstanding capital stock................  $ 34,487,561
                                                                                             ------------
                                                                                             ------------
Net assets applicable to outstanding Class A shares........................................  $ 30,482,228
                                                                                             ------------
                                                                                             ------------
Net assets applicable to outstanding Class B shares........................................  $  3,446,777
                                                                                             ------------
                                                                                             ------------
Net assets applicable to outstanding Class C shares........................................  $    558,556
                                                                                             ------------
                                                                                             ------------
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,888,111...................................................  $      10.55
                                                                                             ------------
                                                                                             ------------
  Class B - Shares outstanding 329,277.....................................................  $      10.47
                                                                                             ------------
                                                                                             ------------
  Class C - Shares outstanding 53,139......................................................  $      10.51
                                                                                             ------------
                                                                                             ------------

                See accompanying notes to financial statements.

ADVANTUS Venture Fund
Statement of Operations
FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 1999
(UNAUDITED)

Investment income:
  Interest.................................................................................  $    28,738
  Dividends................................................................................      393,826
                                                                                             ------------
      Total investment income..............................................................      422,564
                                                                                             ------------
Expenses (note 4):
  Investment advisory fee..................................................................      142,198
  Distribution fees - Class A..............................................................       47,178
  Distribution fees - Class B..............................................................       17,068
  Distribution fees - Class C..............................................................        3,141
  Administrative services fee..............................................................       21,600
  Amortization of organizational costs.....................................................        8,946
  Custodian fees...........................................................................        3,295
  Auditing and accounting services.........................................................        7,250
  Legal fees...............................................................................        3,681
  Directors' fees..........................................................................          315
  Registration fees........................................................................       18,816
  Printing and shareholder reports.........................................................        7,989
  Insurance................................................................................        1,798
  Other....................................................................................        6,297
                                                                                             ------------
      Total expenses.......................................................................      289,572
  Less fees and expenses waived or absorbed by Distributor:
    Class A distribution fees..............................................................      (23,547)
                                                                                             ------------
      Total net expenses...................................................................      266,025
                                                                                             ------------
      Investment income - net..............................................................      156,539
                                                                                             ------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)..............................................     (463,992)
  Net change in unrealized appreciation or depreciation on investments.....................   (3,561,547)
                                                                                             ------------
      Net losses on investments............................................................   (4,025,539)
                                                                                             ------------
Net decrease in net assets resulting from operations.......................................  $(3,869,000)
                                                                                             ------------
                                                                                             ------------

                See accompanying notes to financial statements.

                                                           ADVANTUS Venture Fund
                                             Statements of Changes in Net Assets
    FOR THE SIX MONTH PERIOD ENDED JANUARY 31, 1999 AND YEAR ENDED JULY 31, 1998
                                                                     (UNAUDITED)

                                                                  1999           1998
                                                              ------------   ------------
Operations:
  Investment income - net...................................  $    156,539   $    189,077
  Net realized gain (loss) on investments...................      (463,992)     1,979,485
  Net change in unrealized appreciation or depreciation on
   investments..............................................    (3,561,547)       608,832
                                                              ------------   ------------
      Increase (decrease) in net assets resulting from
       operations...........................................    (3,869,000)     2,777,394
                                                              ------------   ------------
Distributions to shareholders from:
  Investment income - net:
    Class A.................................................      (171,055)      (236,788)
    Class B.................................................        (4,339)          (931)
    Class C.................................................          (606)          (280)
  Net realized gains on investments:
    Class A.................................................      (668,597)    (1,876,127)
    Class B.................................................       (74,443)      (116,012)
    Class C.................................................       (13,292)       (17,054)
                                                              ------------   ------------
      Total distributions...................................      (932,332)    (2,247,192)
                                                              ------------   ------------
Capital share transactions (notes 4 and 6):
  Proceeds from sales:
    Class A.................................................       750,934      6,963,558
    Class B.................................................       718,046      2,972,512
    Class C.................................................       477,281        879,498
  Proceeds from issuance of shares as a result of reinvested dividends:
    Class A.................................................       109,599        231,086
    Class B.................................................        78,409        116,943
    Class C.................................................        14,878         15,498
  Payments for redemption of shares:
    Class A.................................................      (744,468)    (3,887,372)
    Class B.................................................      (455,655)      (493,941)
    Class C.................................................      (521,343)      (355,209)
                                                              ------------   ------------
      Increase in net assets from capital share
       transactions.........................................       427,681      6,442,573
                                                              ------------   ------------
      Total increase (decrease) in net assets...............    (4,373,651)     6,972,775
Net assets at beginning of period...........................    38,861,212     31,888,437
                                                              ------------   ------------
Net assets at end of period (including undistributed net
 investment income of $6,727 and $17,242, respectively).....  $ 34,487,561   $ 38,861,212
                                                              ------------   ------------
                                                              ------------   ------------

                See accompanying notes to financial statements.

ADVANTUS Venture Fund
Notes to Financial Statements
JANUARY 31, 1999
(UNAUDITED)

(1) ORGANIZATION
    Advantus Venture Fund, Inc. (the Fund) was incorporated on July 3, 1996. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On September 4, 1996, Advantus Capital Management, Inc. (Advantus Capital or the Adviser) purchased 5,000 Class A shares, 5,000 Class B shares and 5,000 Class C shares. Advantus Capital is a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Inception of the Fund was January 31, 1997 when the shares became effectively registered under the Securities Exchange Act of 1933. Prior to the date of inception, Minnesota Life purchased 2,500,000 Class A shares for $25 million.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

                                                           ADVANTUS Venture Fund
                                       Notes to Financial Statements - continued

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid-in capital by $8,946.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period from August 1, 1998 to January 31, 1999, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $21,778,185 and $22,724,351, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (First Data Investor Services Group). Prior to October 26, 1998, the Fund's transfer agent was Minnesota Life. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in connection with the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a distribution fee up to .30 percent of average daily net assets of Class A shares. Effective February 1, 1999, the Class A Plan provides for a servicing fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C

ADVANTUS Venture Fund
Notes to Financial Statements - continued

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED) shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A Rule 12b-1 fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A Rule 12b-1 fees in the amount of $23,547 for the period ended January 31, 1999.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    Effective October 26, 1998, the Fund entered into a new shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays an administrative services fee equal to $3,700 per month to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Effective February 1, 1999, the administrative services fee is $5,700 per month. In addition, for shareholder services performed by Minnesota Life, the Adviser will pay Minnesota Life an annual account servicing fee as agreed by the Adviser and Minnesota Life.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $17,860.

    As of January 31, 1999, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own the following shares:

                                          NUMBER OF SHARES  PERCENTAGE OWNED
                                          ----------------  -----------------
Class A.................................      2,505,398             86.7%
Class B.................................          5,476              1.7%
Class C.................................          5,470             10.3%

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,911.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by Advantus Capital, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

                                                           ADVANTUS Venture Fund
                                       Notes to Financial Statements - continued

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from August 1, 1998 to January 31, 1999 and the year ended July 31, 1998 were as follows:

                                                      CLASS A               CLASS B               CLASS C
                                                --------------------  --------------------  --------------------
                                                  1999       1998       1999       1998       1999       1998
                                                ---------  ---------  ---------  ---------  ---------  ---------
Sold..........................................     69,415    548,786     69,644    234,238     43,649     69,307
Issued for reinvested distributions...........     10,095     18,877      7,182      9,780      1,214      1,427
Redeemed......................................    (69,425)  (302,671)   (43,198)   (38,156)   (50,374)   (27,013)
                                                ---------  ---------  ---------  ---------  ---------  ---------
                                                   10,085    264,992     33,628    205,862     (5,511)    43,721
                                                ---------  ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------  ---------

(7) YEAR 2000
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS Venture Fund
Notes to Financial Statements - continued

(8) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                CLASS A                                   CLASS B
                                ---------------------------------------   ---------------------------------------
                                PERIOD FROM                 PERIOD FROM   PERIOD FROM                 PERIOD FROM
                                 AUGUST 1,                  JANUARY 31,    AUGUST 1,                  JANUARY 31,
                                  1998 TO        YEAR       1997(d) TO      1998 TO     YEAR ENDED    1997(d) TO
                                JANUARY 31,   ENDED JULY     JULY 31,     JANUARY 31,    JULY 31,      JULY 31,
                                   1999        31, 1998        1997          1999          1998          1997
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
 period.......................   $  12.03      $  11.73      $  10.17      $  11.94      $  11.71      $  10.17
                                -----------   -----------   -----------   -----------   -----------   -----------
Income from investment
 operations:
  Net investment income
   (loss).....................        .05           .06           .05           .01          (.02)          .01
  Net gains (losses) on
   securities (both realized
   and unrealized)............      (1.24)          .98          1.55         (1.24)          .92          1.54
                                -----------   -----------   -----------   -----------   -----------   -----------
    Total from investment
     operations...............      (1.19)         1.04          1.60         (1.23)          .90          1.55
                                -----------   -----------   -----------   -----------   -----------   -----------
Less distributions:
  Dividends from net
   investment income..........       (.06)         (.08)         (.04)         (.01)         (.01)         (.01)
  Distributions from capital
   gains......................       (.23)         (.66)           --          (.23)         (.66)           --
                                -----------   -----------   -----------   -----------   -----------   -----------
    Total distributions.......       (.29)         (.74)         (.04)         (.24)         (.67)         (.01)
                                -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of
 period.......................   $  10.55      $  12.03      $  11.73      $  10.47      $  11.94      $  11.71
                                -----------   -----------   -----------   -----------   -----------   -----------
                                -----------   -----------   -----------   -----------   -----------   -----------
Total return (a)..............     (10.03)%        8.92%        15.79%       (10.41)%        7.65%        15.33%
Net assets, end of period (in
 thousands)...................    $30,482       $34,630       $30,662        $3,447        $3,529        $1,052
Ratio of expenses to average
 daily net assets (c).........       1.40%(b)      1.38%         1.35%(b)      2.25%(b)      2.25%         2.25%(b)
Ratio of net investment income
 to average daily net assets
 (c)..........................        .98%(b)       .55%          .90%(b)       .13%(b)      (.26)%         .01%(b)
Portfolio turnover rate
 (excluding short-term
 securities)..................       63.0%         45.0%         39.6%         63.0%         45.0%         39.6%

                                                CLASS C
                                ---------------------------------------
                                PERIOD FROM                 PERIOD FROM
                                 AUGUST 1,                  JANUARY 31,
                                  1998 TO        YEAR       1997(d) TO
                                JANUARY 31,   ENDED JULY     JULY 31,
                                   1999        31, 1998        1997
                                -----------   -----------   -----------
Net asset value, beginning of
 period.......................   $  11.98      $  11.71      $  10.17
                                -----------   -----------   -----------
Income from investment
 operations:
  Net investment income
   (loss).....................        .01          (.03)          .01
  Net gains (losses) on
   securities (both realized
   and unrealized)............      (1.24)          .97          1.54
                                -----------   -----------   -----------
    Total from investment
     operations...............      (1.23)          .94          1.55
                                -----------   -----------   -----------
Less distributions:
  Dividends from net
   investment income..........       (.01)         (.01)         (.01)
  Distributions from capital
   gains......................       (.23)         (.66)           --
                                -----------   -----------   -----------
    Total distributions.......       (.24)         (.67)         (.01)
                                -----------   -----------   -----------
Net asset value, end of
 period.......................   $  10.51      $  11.98      $  11.71
                                -----------   -----------   -----------
                                -----------   -----------   -----------
Total return (a)..............     (10.40)%        7.90%        15.38%
Net assets, end of period (in
 thousands)...................       $559          $702          $175
Ratio of expenses to average
 daily net assets (c).........       2.25%(b)      2.25%         2.25%(b)
Ratio of net investment income
 to average daily net assets
 (c)..........................        .13%(b)      (.26)%         .01%(b)
Portfolio turnover rate
 (excluding short-term
 securities)..................       63.0%         45.0%         39.6%

-------------
(a) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) Adjusted to an annual basis.
(c) The Fund's Distributor voluntarily waived $23,547, $59,431 and $26,677 in Class A distribution fees for the period from August 1, 1998 to January 31, 1999, the year ended July 31, 1998 and the period from January 31, 1997 (date of inception) to July 31, 1997, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.55%, 1.55% and 1.55%, respectively, and the ratio of net investment income to average daily net assets would have been .83%, .38% and .70%, respectively.
(d) Commencement of operations.

                                                            Shareholder Services

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the Account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account

Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

Advantus Capital Management, Inc. manages thirteen mutual funds containing $3.2 billion in assets in addition to $11.0 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES                               BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.52034 Rev. 3-1999

                 (This page has been left blank intentionally.)